================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.



        Date of report (Date of earliest event reported): August 30, 1999



                           Commission File No. 0-24833




                          FUTURELINK DISTRIBUTION CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                  Colorado                               95-3895211
-----------------------------------------   -----------------------------------
       (State or Other Jurisdiction of      (I.R.S. Employer Identification No.)
       Incorporation or Organization)


300, 250 - 6th Avenue S.W., Calgary, Alberta CANADA             T2P 3H7
-----------------------------------------------------  -------------------------
  (Address of principal executive offices)                     (ZIP Code)


                                 (403) 216-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

ITEM 5.  OTHER EVENTS

         On August 30, 1999, the Registrant's board of directors formally accepted the resignation of Cameron B. Chell as a director and officer. Mr. Chell's resignation as Chief Executive Officer of the Registrant is effective that date. The Registrant's board has appointed Philip R. Ladouceur, the Registrant's Executive Chairman, as Chief Executive Officer.

         In his stated reasons for resigning, Mr. Chell expressed personal reasons for his decision. Mr. Chell made no reference to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices and the Registrant is not aware of any such disagreements. A copy of Mr. Chell's letter of resignation dated August 27, 1999 which was sent to the Registrant's board of directors is attached as an Exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Exhibits:

         17     Letter of Resignation of Cameron B. Chell dated August 27, 1999
         99     News Release of the Registrant dated August 30, 1999



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     FUTURELINK DISTRIBUTION CORP.


     By:   [signed: Philip R. Ladouceur]                 Date: September 2, 1999
         --------------------------------------------
            Philip R. Ladouceur, Executive Chairman


     By:    [signed: R. Kilambi]                         Date: September 2, 1999
         --------------------------------------------
            Raghu Kilambi, Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                                                                 Page
-----------                                                                 ----

   17    Letter of Resignation of Cameron B. Chell dated August 27, 1999     4
   99    News Release of the Registrant dated August 30, 1999                5

                                       3